SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

LCA - VISION INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

LCA-VISION INC.
7840 Montgomery Road
Cincinnati, OH 45236

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 16, 2005

TO THE STOCKHOLDERS OF LCA-VISION INC.:

     You are cordially invited to attend the Annual Meeting of the Stockholders of LCA-Vision Inc. to be held on May 16, 2005, at 10:00 a.m. at The Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202, for the purpose of considering and acting on the following:

1)	Election of eight directors to serve until the 2006 Annual Meeting

2)	Approval of the LCA-Vision Inc. 2005 Stock Incentive Plan

3)	Transaction of such other business as may properly come before the meeting or any adjournment thereof

     Stockholders of record at the close of business on March 28, 2005 will be entitled to vote at the meeting.

By Order of the Board of Directors

Craig P. R. Joffe
Senior Vice President, General Counsel & Secretary

April 15, 2005

IMPORTANT

     We urge you to vote your shares before the Annual Meeting, whether or not you plan to attend the meeting in person. You may vote by mail, by toll-free telephone number or via the internet according to the instructions on your enclosed proxy card. If you choose to vote by mail, the enclosed envelope requires no postage if mailed in the United States. If you do attend the meeting, you may vote personally on all matters which are considered. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in submitting your proxy promptly.

LCA-VISION INC.
7840 Montgomery Road
Cincinnati, OH 45236

PROXY STATEMENT

     The Board of Directors of LCA-Vision Inc. is soliciting the enclosed proxy to vote your shares at our Annual Meeting of Stockholders to be held on May 16, 2005. We are mailing this Proxy Statement and the proxy card to our stockholders on or about April 15, 2005.

OUTSTANDING VOTING SECURITIES

     Each of the 20,282,163 shares of our common stock outstanding on March 28, 2005, the record date of this meeting, is entitled to one vote on all matters coming before the meeting. Only stockholders of record on our books at the close of business on March 28, 2005 will be entitled to vote at the meeting, either in person or by proxy.

PROXIES AND VOTING

     The enclosed proxy card names two of our officers, Stephen N. Joffe and Alan H. Buckey, as the individuals who will vote your shares as you instruct when you vote by mail, telephone or the internet. If you submit a signed proxy without affirmatively designating how you wish it to be voted, Mr. Joffe and Mr. Buckey will vote your shares in accordance with the recommendation of the Board of Directors or, if there is none, in accordance with their best judgment. If you grant a proxy, you may revoke it by giving written notice to our Secretary prior to the meeting, by giving a later dated proxy or by voting in person at the meeting.

     The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting will be sufficient for the election of directors. Other matters will be determined by the affirmative vote of a majority of the shares present in person or represented by proxy. Abstentions will have the effect of negative votes. Shares not voted by brokers and other entities holding on behalf of beneficial owners will be deemed absent.

     We are soliciting proxies from our stockholders principally by mail, but we may also have our directors, officers and other regular employees solicit proxies in person or by telephone or other means. If these persons do assist in the proxy solicitation process, we will not compensate them over and above their regular salaries for doing so. We will reimburse brokers, banks and other record owners for their reasonable costs in forwarding materials to beneficial owners and obtaining voting instructions from those owners. We will pay all expenses relating to the solicitation of proxies.

ELECTION OF DIRECTORS

     At the 2005 Annual Meeting, you will be asked to elect eight directors to hold office until the 2006 Annual Meeting of Stockholders. The individuals named in the proxy will vote for the election of the eight nominees named below.

     In March 2005, we expanded the size of the Board of Directors from six to eight members, with Messrs. William F. Bahl and Thomas G. Cody named as new directors. Accordingly, all of the nominees currently are serving as members of the Board of Directors. While we have no reason to believe that any nominee will, prior to the date of the meeting, become unable to serve if elected, if someone should, proxies will be voted for the election of any substitute nominee.

     The Board of Directors recommends that each nominee, described below, be elected to serve until the 2006 Annual Meeting or until his successor is elected and qualified.

     Stephen N. Joffe, age 62, is LCA-Vision’s Chairman of the Board and Chief Executive Officer. He was the founder of the Company’s corporate predecessor, Laser Centers of America, Inc., and served as its Chairman of the Board and Chief Executive Officer from its founding in 1985 until its merger into the Company in 1995. Mr. Joffe was also founder and Chairman of Surgical Laser Technologies, Inc. In addition, Mr. Joffe is an Esteemed Quondam Professor of Surgery at the University of Cincinnati Medical Center, a position he has held since 1990. He has held faculty appointments at the Universities of London, Glasgow and Cincinnati, and holds fellowships of the American College of Surgeons and the Royal College of Surgeons of Edinburgh and Glasgow.

     William F. Bahl, age 54, is the co-founder of Bahl & Gaynor Investment Counsel, an independent registered investment adviser located in Cincinnati. Prior to founding Bahl & Gaynor in 1990, he served as Senior Vice President and Chief Investment Officer at Northern Trust Company in Chicago. Mr. Bahl is a director of Cincinnati Financial Corporation, and serves as a trustee for both the Talbert House Foundation and The Deaconess Association. He is also the current Chairman of the Cincinnati Country Day School Foundation, and is a member of the Cincinnati Society of Financial Analysts. He has served as a director of the Company since March 2005.

     Thomas G. Cody, age 63, is Vice Chairman of Federated Department Stores. He joined Federated Department Stores in 1982 from Pan American World Airways, Inc., where he served as Senior Vice President, General Counsel and Secretary. Mr. Cody currently serves on the board of CTS Corporation. He is also a member of the board of trustees for a number of organizations, including Xavier University, Children’s Hospital Medical Center, The Children’s Hospital LifeCenter Organ Donor Network, and the National Conference for Community and Justice. He has served as a director of the Company since March 2005.

     William O. Coleman, age 76, is retired. He formerly held positions at The Procter & Gamble Company from 1955-1988 that included General Sales Manager, Vice President Food Products, International/Latin America, and Special Projects. After his retirement, Mr. Coleman served as a Trustee of The Procter & Gamble Retirement Trusts through June 2000. He currently serves as director of Millennium Bancorp. He has served as a director of the Company since 1997.

     John H. Gutfreund, age 75, is Managing Director of C.E. Unterberg, Towbin, an investment partnership for high-growth technology companies, a position he has held since January 2002. Since 1993, Mr. Gutfreund has also been the President of Gutfreund & Co. Inc., a financial management consulting firm. Formerly, Mr. Gutfreund was with Salomon Brothers from 1953-1991, most recently as its Chairman. Mr. Gutfreund is a director of Montefiore Medical Center, New York City, and a member of its Executive, Finance, Investment and Real Estate Committees; a member of the Council on Foreign Relations; a lifetime member of the Board of Trustees of the New York Public Library and of the Astor, Lenox and Tilden Foundations; an honorary trustee of Oberlin (Ohio) College; chairman of the Aperture Foundation; and a director of AccuWeather, Inc., Evercel, Inc., Maxicare Health Plans, Inc. and Nutrition 21, Inc. He has served as a director of the Company since 1997.

     John C. Hassan, age 62, has been the President of Champion Printing, Inc., a direct mail printing company, for more than 13 years. Previously, he was Vice President, Marketing, of the Drackett Company, a division of Bristol-Myers Squibb. He currently serves on the boards of the Ohio Graphics Arts Health Fund, the Printing Industries of Ohio and Northern Kentucky, and the Madeira/Indian Hill Fire Co. He has served as a director of the Company since 1996.

     Craig P.R. Joffe, age 32, has been Senior Vice President, General Counsel and Secretary of LCA-Vision since March 2003. Previously, he served as Assistant General Counsel of IAC/InterActiveCorp, a leading publicly traded interactive commerce company, from September 2000 to February 2003. Prior to joining IAC/InterActiveCorp, Mr. Joffe, a graduate of Harvard Law School, was a general practice associate in the New York and London offices of the law firm Sullivan & Cromwell for over three years, where he concentrated his practice on corporate finance transactions. Craig P.R. Joffe is the son of Stephen N. Joffe. He has served as a director of the Company since 2004.

     E. Anthony Woods, age 64, has been Chairman of Deaconess Associations, Inc. (Deaconess), a holding company with more than 20 health services corporations, since 2003. Prior to this position, Mr. Woods was President and Chief Executive Officer of Deaconess. Mr. Woods is also Chairman and Chief Executive Officer of SupportSource, a healthcare consulting firm. He is a director of Cincinnati Financial Corporation and Deaconess. He has served as a director of the Company since 2004.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Board of Directors

     The Board of Directors met four times during 2004. Each director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served during the year. The Board of Directors has determined that Messrs. Bahl, Cody, Coleman, Hassan, Gutfreund and Woods are “independent” directors as defined in the Marketplace Rules of the Nasdaq Stock Market.

     The Company believes it is extremely important that its directors attend the Annual Meeting of Stockholders and expects them to do so each year, barring unforeseen circumstances. All of our directors attended the 2004 Annual Meeting.

     The Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to all employees, executive officers and directors of the Company. A copy of the Code was filed with the Securities and Exchange Commission (SEC) as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2003 and also is available on the Company’s websites at www.lasikplus.com and www.lca-vision.com under “Investors.” Any amendments to, or waivers from, a provision of the Code that apply to the Company’s principal executive and financial officers also will be posted on the Company’s website.

     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. All committee charters are available on the Company’s websites listed above. A copy of the Audit Committee Charter is also included in this proxy statement as Exhibit A. All members of each committee are independent directors as defined in the Nasdaq Marketplace Rules. All members of the Audit Committee also meet the additional independence requirements of the SEC’s rules for Audit Committee members.

Audit Committee

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial statements, internal controls over financial reporting and auditing, accounting and financial reporting process generally. The Audit Committee is responsible for the selection, compensation and oversight of the Company’s independent auditors and for the pre-approval of all audit and permitted non-audit services to be performed by the independent auditors. Among other things, the Committee meets with the independent auditors to review and discuss the adequacy and effectiveness of the Company’s internal controls and its disclosure controls and procedures; to review the Company’s significant accounting and reporting principles and practices; to discuss the auditors’ judgments on the quality of the Company’s accounting principles; and to discuss any management letters issued by the independent auditors. The Audit Committee also is responsible for receiving and investigating any complaints regarding questionable accounting or auditing matters and violations of the Company’s Code of Business Conduct and Ethics.

     The Audit Committee held ten meetings in 2004. At each of these meetings, the Committee met with members of the Company’s management and with the Company’s independent auditors. The current members of the Committee are Messrs. Hassan (Chair), Coleman and Woods. The Board of Directors has determined that Mr. Hassan qualifies as an “audit committee financial expert,” as defined by SEC rules.

Compensation Committee

     The Compensation Committee recommends to the entire Board of Directors the compensation arrangements for our Chief Executive Officer and, with advice from the Chief Executive Officer, determines the compensation to be paid to the other executive officers. The Compensation Committee also administers our stock incentive plans. The Compensation Committee held seven meetings in 2004. The current members are Messrs. Coleman (Chair), Gutfreund, Hassan and Woods. For further information, see “Compensation Committee Report on Executive Compensation” below.

Nominating and Governance Committee

     The Company’s Nominating and Governance Committee was established under, and has the responsibilities set forth in, its charter, which was adopted by the Board of Directors effective March 8, 2004 and is posted on the Company’s website at www.lasikplus.com. During 2004, the members of the Committee met in conjunction with the regularly scheduled meetings of the Board of Directors. In late 2004 and early 2005, the members of the Committee engaged in extensive discussions among themselves and with the Company’s Chief Executive Officer with regard to the composition of the Board of Directors. Based upon these discussions, at a meeting held on February 22, 2005, the Committee recommended that Messrs. Bahl and Cody be added to the Board and that the resulting eight directors be nominated for re-election at the Annual Meeting of Stockholders to be held in May 2005. The current members of the Nominating and Governance Committee are Messrs. Gutfreund (Chair), Coleman and Hassan.

     Responsibilities of the Nominating and Governance Committee include searching for and recommending qualified nominees for election to the Board; identifying Board members qualified to fill vacancies on Board committees; recommending to the full Board of Directors programs and procedures relating to the compensation, evaluation, retention, retirement and resignation of directors; reviewing and making recommendations to the Board to address stockholder resolutions; addressing Board performance; and reviewing the performance of senior management for purposes of management succession. The Nominating and Governance Committee has the authority to engage outside advisors at the Company’s expense. The Nominating and Governance Committee will consider, on at least an annual basis, whether the number of directors should be increased, remain the same or be decreased. To the extent vacancies on the Board exist, either as the result of a director not standing for re-election or resigning or as a result of an increase in the size of the Board, the Nominating and Governance Committee will seek candidates who are qualified to fill the vacancy. In evaluating candidates, the Nominating and Governance Committee will consider such qualifications as its members then deem of most benefit to the Company. Experience in the healthcare field is considered a valuable but not necessary qualification.

     In identifying director candidates, the Nominating and Governance Committee expects to rely upon the experience of its own members along with recommendations that may be made by others, including the Company’s Chief Executive Officer and stockholders of the Company. Stockholders who wish to suggest possible candidates should direct their suggestions to the attention of the Company’s General Counsel, who will then forward the suggestions to the Nominating and Governance Committee unless he determines that the suggestions are frivolous or not made in good faith. Candidates suggested by stockholders should at a minimum meet the qualifications set forth above. Candidates suggested by stockholders will be considered on the same basis as those suggested to the Nominating and Governance Committee by other individuals. The Nominating and Governance Committee does not expect to consider candidates suggested by stockholders later than 120 days prior to the date of mailing its Proxy Statement for the Company’s next Annual Meeting of Stockholders. In 2004, the Company did not receive any recommendations for director nominations from stockholders owning more than 5% of the Company’s common stock.

AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

William O. Coleman
John C. Hassan, Chairman
E. Anthony Woods

EXECUTIVE OFFICERS

     The current executive officers of the Company are Stephen N. Joffe, Chief Executive Officer; Kevin M. Hassey, President; Alan H. Buckey, Executive Vice President/Finance and Chief Financial Officer; and Craig P.R. Joffe, Senior Vice President, General Counsel and Secretary. Information about Messrs. Stephen N. Joffe and Craig P.R. Joffe is given above under “Election of Directors.”

     Kevin M. Hassey, age 48, has been the President of LCA-Vision since July 2003. Previously, he was the Vice President and General Manager of the EyeMed Managed Care Division of the Luxottica Group from July 1999 to July 2003 and the Vice President of Marketing of the Luxottica Group’s LensCrafters division from July 1996 to July 1999. Prior to July 1996, Mr. Hassey held various marketing positions with LensCrafters and spent a number of years in brand management with The Procter & Gamble Company.

     Alan H. Buckey, age 46, is Executive Vice President/Finance and Chief Financial Officer for LCA-Vision. He came to LCA-Vision from Pease Industries, a manufacturing company based in Fairfield, Ohio, where he served as Vice President, Finance from 1991 to February 2000. Prior to 1991, Mr. Buckey served as Chief Financial Officer of the Hilltop Companies, a contract laboratory research firm, and as a senior manager with Ernst & Young’s Great Lakes Consulting Group. While at Ernst & Young, he served as acting Chief Financial Officer of a start-up laser surgery management company which was the predecessor of LCA-Vision. He joined LCA-Vision in March 2000 as its Vice President, Finance and became Executive Vice President in January 2001.

EXECUTIVE COMPENSATION

Summary

     The following table summarizes, for the fiscal years indicated, the annual compensation of our Chief Executive Officer, and of each of our other executive officers for services rendered to the Company in all capacities (the “named executives”).

Summary Compensation Table

					Long-Term
					Compensation
					Awards
					Securities
					Underlying
			Annual Compensation		Options	All Other
Name and Principal Position	Year		Salary	Bonus ($)	(# Shares)	Compensation
Stephen N. Joffe	2004		$325,000	$200,000	—	$61,249	(1)
Chairman,	2003		300,000	—	—	38,709
Chief Executive Officer	2002		300,000	—	—	48,772

Kevin M. Hassey	2004		$207,500	132,500	90,000
President	2003	(2)	90,256	50,000	172,500	—

Alan H. Buckey	2004		$182,500	102,500	90,000	—
Executive Vice President/Finance,	2003		175,000	100,000	45,000	—
Chief Financial Officer	2002		175,000	—	22,500	—

Craig P. R. Joffe	2004		$185,000	100,000	75,000
Senior Vice President, General	2003	(2)	144,000	50,000	60,000	—
Counsel and Secretary

(1)	Represents $57,388 in funding for a life insurance trust and $3,861 in life insurance and long-term disability premiums.

(2)	Partial year salary. Mr. Hassey commenced his employment with the Company in July 2003. Mr. Joffe commenced his employment with the Company in March 2003.

Stock Options

     The following table sets forth information regarding stock options granted to the named executives during the year ended December 31, 2004.

Option Grants in Last Fiscal Year

	Number of	% of Total			Potential Realizable Value at
	Securities	Options			Assumed Annual Rates of
	Underlying	Granted to	Exercise or		Stock Price Appreciation for
	Options	Employees in	Base Price	Expiration	Option Term
Name	Granted (1)	Fiscal Year	$/Share	Date	5% ($)	10% ($)
Stephen N. Joffe	—	—	—	—	—	—

Kevin M. Hassey	52,500	11.4%	$16.60	9/10/2014	$548,082	$1,388,947
	37,500	8.1%	16.57	9/10/2014	390,779	990,312

Alan H. Buckey	52,501	11.4%	$16.60	9/10/2014	$548,092	$1,388,973
	37,500	8.1%	16.57	9/10/2014	390,779	990,312

Craig P. R. Joffe	37,500	8.1%	$16.60	9/10/2014	$391,487	$992,105
	37,500	8.1%	16.57	9/10/2014	390,779	990,312

(1)	Options become exercisable at the rate of 20% per year beginning on the first anniversary of the date of grant. The Company’s plans provide that, in the event of a Change of Control (as defined), all options that have been outstanding for at least six months become immediately exercisable.

     The following table sets forth information regarding unexercised options held by the named executives as of December 31, 2004. No options were exercised by the named executives during 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options at
	Acquired on	Value	Options at December 31, 2004		December 31, 2004 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen N. Joffe	—	—	—	—	$—	$—
Kevin M. Hassey	—	—	82,500	180,000	$1,337,250	$2,033,475
Alan H. Buckey	—	—	91,800	133,201	$1,311,865	$1,235,592
Craig P.R. Joffe	—	—	20,000	115,000	$348,250	$1,206,875

Director Compensation

     Our non-employee directors are paid cash fees of $5,000 per calendar quarter plus reimbursement of related out-of-pocket expenses. In addition, they receive stock option grants under our 1998 Long-Term Stock Incentive Plan or 2001 Long-Term Stock Incentive Plan. Under this plan, a non-employee director receives a grant of options to purchase 28,125 shares of common stock upon his or her election or appointment to the Board and is entitled thereafter to an annual grant of options to purchase 4,688 shares.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company during 2004 has furnished the following report on executive compensation:

Overview and Philosophy

     The Compensation Committee consists of four non-employee directors of the Company. No member of the Committee has any interlocking relationship with the Company, as defined in applicable rules and regulations of the Securities and Exchange Commission. The Committee is responsible for developing and recommending the Company’s executive compensation principles, policies and programs to the Board of Directors. In addition, the Compensation Committee recommends to the Board of Directors on an annual basis the compensation to be paid to the Chief Executive Officer and, with advice from the Chief Executive Officer, determines the amount paid to each of the other executive officers of the Company, including the named executives.

     The Company’s compensation programs are designed to provide its executive officers with market-competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Committee or the Board. The objectives of the Company’s executive compensation program as developed by the Compensation Committee are to:

•	Provide a direct link between executive officer compensation and the interests of the Company’s stockholders by making a significant portion of executive officer compensation dependent upon the financial performance of the Company.

•	Support the achievement of the Company’s annual and long-term goals and objectives as determined annually by the Committee or the Board.

•	Establish base salaries targeted at a range between 80% to 120% of median level for comparable positions with incentive opportunities designed to pay total compensation above average for outstanding Company performance.

•	Provide opportunities for equity ownership based on competitive levels, corporate/segment performance, share price performance and share dilution considerations.

•	Provide compensation plans and arrangements that encourage the retention of better-performing executives.

     The compensation of executive officers of the Company includes (i) base salary, (ii) annual incentive cash bonuses, and (iii) long-term incentive compensation, to date, in the form of stock options. Bonuses and stock options (collectively, “Incentive Compensation”) represent a significant portion of an executive officer’s potential annual compensation except as discussed below in connection with the compensation of the Company’s Chief Executive Officer. In general, the proportion of an executive officer’s compensation that is Incentive Compensation increases with the level of responsibility of the officer. Executive officers also receive various benefits generally available to all employees of the Company, such as 401(k) and medical plans.

Base Salaries

     The Compensation Committee seeks to set base salaries for the Company’s executive officers at levels that are competitive with median levels for executives with similar roles and responsibilities at similar-sized companies. The Committee has established a target range of 80% to 120% of median level. In setting annual salaries for individuals, the Compensation Committee first considers the compensation paid for similar positions at similar-sized companies and the executive’s experience, level and scope of responsibility as a benchmark forecast. It then considers individual performance of the executive measured against expectations in developing its salary increase recommendations.

Annual Incentive Bonuses

     In previous years, including 2004, the Compensation Committee chose not to adopt a formulaic approach to performance-based compensation. Instead, the Committee exercised its judgment on a case-by-case basis, considering all aspects of each executive’s efforts and contribution and the recommendations of the Company’s Chairman and Chief Executive Officer. It was on this basis that the bonuses referenced in the Summary Compensation Table for 2004 were granted. In February 2005, the Committee recommended that the Board of Directors adopt the Company’s Executive Cash Bonus Plan establishing more structured criteria for the payment of annual bonuses to the Company’s named executive officers and such other additional employees as may be selected by the Compensation Committee from time to time. The Plan will first apply to bonuses paid in respect of 2005. Bonus amounts are calculated as a percent of base salary at the end of the year based upon the extent to which threshold, target and maximum performance goals set annually by the Committee are achieved. Initially, the performance measure is pre-tax income. The Committee may select one or more additional or different objective performance measures in the future.

     Bonuses for achieving the threshold, target and maximum performance are 40%, 60% and 80% of base salary, respectively, for the Company’s Chairman of the Board and Chief Executive Officer and 20%, 40% and 60% of base salary, respectively, for other participants, with linear interpolation between those percentages unless another method of interpolation is set by the Committee.

Option Grants

     The Company’s stock incentive plans authorize the Compensation Committee to award stock options and restricted stock to executive officers and other key employees. Stock incentive grants are designed to align the long-term interests of the Company’s key employees with those of its stockholders by directly linking compensation to stockholder interest, as well as enabling key employees to develop and maintain significant long-term equity ownership positions. In the past, grants have been made in the form of stock options. Effective July 1, 2005, the accounting rules no longer will provide more favorable treatment for stock options than for other types of stock-based awards and, in the future, other types of awards may be preferable because, for example, they result in less dilution or can be tied to performance criteria other than stock price appreciation. The Board is seeking stockholder approval of a new 2005 Stock Incentive Plan. See “PROPOSAL TO ADOPT 2005 STOCK INCENTIVE PLAN.” The 2005 Plan both provides for several specific forms of awards in addition to stock options, and it is possible that future incentive grants will be made in forms other than options.

     The number of stock incentives granted to an executive officer is a function of the executive’s level of responsibility. Variance from these numbers is based upon the Compensation Committee’s reasoned expectation of the executive’s future contribution to the Company. The Compensation Committee generally has granted options during each fiscal year at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The Compensation Committee recommended option grants for 2004 in accordance with this general practice, as indicated in the Summary Compensation Table.

Basis for Chief Executive Compensation

     For 2004, Stephen N. Joffe, the Company’s Chief Executive Officer, received a base salary of $325,000 and a bonus of $200,000. In February 2005, the Compensation Committee reevaluated this practice and, based upon the financial performance of the Company among other factors, set Mr. Joffe’s base salary for 2005 at $600,000. Mr. Joffe may receive also a cash bonus for 2005 under the Executive Cash Bonus Plan described above in an amount between 40% and 80% of his 2005 base salary, assuming the performance goals that have been established by the Committee are met. Due to Mr. Joffe’s previous substantial equity position in the Company, the Committee has not awarded options to Mr. Joffe to date under the Company’s stock incentive plans.

Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code prohibits the Company from taking an income tax deduction for any compensation paid to an executive officer in excess of $1 million per year unless the compensation qualifies as performance-based pay.

     Compensation received from the exercise of stock options awarded under the Company’s stock incentive plans qualifies as performance-based compensation and is fully deductible by the Company. The Company’s Executive Cash Bonus Plan does not meet all of the requirements for deductibility and, if the Company obtains the highest performance goals, it is possible that a small portion of the compensation paid to the Company’s Chief Executive Officer for 2005 might exceed the limit for deduction.

     The Committee believes that any non-deductible amount will be small. The Committee believes the Executive Cash Bonus Plan will be an effective means of delivering performance-based pay and will be used to determine the compensation of the Company’s other executive officers. The Committee will study the future consequences of compliance with Section 162(m).

William O. Coleman, Chairman
John H. Gutfreund
John C. Hassan
E. Anthony Woods

PERFORMANCE GRAPH

     The following graph and table summarize the cumulative return on $100 invested in our common stock since December 31, 1999, compared to the S&P 500 Stock Index and the Nasdaq Health Services Stocks Index, and assumes reinvestment of all dividends. The data for this comparison was prepared by the Center for Research in Security Prices at the University of Chicago.

Comparison of Five-Year Cumulative Total Return

300
250
200
150
100
50
0
246.5
187.1
89.5
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004

Legend

	12/1999	12/2000	12/2001	12/2002	12/2003	12/2004
.... ■ LCA-Vision	100.00	22.7	18.8	12.2	112.9	187.1
– – – – ♦ S&P 500 Stocks	100.00	91.2	80.4	62.6	80.6	89.5
——— ▲ Nasdaq Health Services Stocks (SIC 80)	100.00	137.3	148.4	127.9	195.6	246.5

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes set forth certain information with respect to the beneficial ownership of our common stock, the Company’s only voting security, as of March 28, 2005, by (1) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all directors and executive officers as a group.

     SEC rules provide that shares of common stock which an individual or group has a right to acquire within 60 days of March 28, 2005 are deemed to be outstanding for purposes of computing the percentage ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown on the table.

	Amount and
	Nature of
Name and Address of Beneficial Owner	Ownership (1)		Percent of Class

Next Century Growth Investors, LLC 5500 Wayzata Blvd., Suite 1275 Minneapolis, MN 55416	1,255,673	(2)	6.2%

Stephen N. Joffe, M.D.	83,606	(3)	*
c/o LCA-Vision Inc. 7840 Montgomery Road Cincinnati, OH 45236

Craig P.R. Joffe	1,078,713	(4)	5.3%

William F. Bahl	12,000	(5)	*

Thomas G. Cody	—		*

William O. Coleman	74,683	(6)	*

John H. Gutfreund	44,687	(7)	*

John C. Hassan	30,483	(8)	*

E. Anthony Woods	19,513	(9)	*

Kevin M. Hassey	82,500	(10)	*

Alan H. Buckey	124,373	(11)	*

All directors and executive officers as a group (10 persons)	1,550,558	(12)	7.5%

*	Less that 1%

(1)	The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in other footnotes to this table.

(2)	This information is based on a Schedule 13G filed with the SEC on February 14, 2005. The filer, an investment adviser, reports having shared voting and dispositive powers over all shares held.

(3)	Mr. Joffe is deemed to be the beneficial owner of all shares owned by himself and by his spouse, Sandra Joffe. The total shown consists of 83,324 shares of common stock owned of record by Mr. and Mrs. Joffe jointly; and 282 shares of common stock issuable to Mrs. Joffe in the event of her exercise of a currently exercisable stock option.

(4)	Includes for Mr. Craig Joffe 1,046,214 shares owned of record and 32,499 shares issuable upon the exercise of certain unexercised stock options.

(5)	Includes for Mr. Bahl 10,000 shares owned in a trust and 2,000 shares owned by a trust for Mr. Bahl’s children.

(6)	Includes for Mr. Coleman 51,000 shares owned of record, 2,587 shares held in trust for the benefit of certain family members and 21,096 shares issuable upon the exercise of certain unexercised stock options.

(7)	Includes for Mr. Gutfreund 40,000 shares owned of record and 4,687 shares issuable upon the exercise of certain unexercised stock options.

(8)	Includes for Mr. Hassan 14,075 shares owned of record and 16,408 shares issuable upon the exercise of certain unexercised stock options.

(9)	Includes for Mr. Woods 5,000 shares owned of record and 14,513 shares issuable upon the exercise of certain unexercised stock options.

(10)	Includes for Mr. Hassey 82,500 shares issuable upon the exercise of certain unexercised stock options.

(11)	Includes for Mr. Buckey 10,500 shares owned of record, 8,948 shares owned by his spouse and minor children, and 104,925 shares issuable upon the exercise of certain unexercised stock options.

(12)	Consists of 1,273,648 shares owned of record directly or indirectly by such persons and 276,910 shares issuable upon the exercise of stock options held directly or indirectly by such persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of security ownership and changes in that ownership with the SEC. Officers, directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of copies of these forms, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during and for 2004, except for Kevin Hassey, who inadvertently filed a Form 4 reporting the sale of common stock after the due date for such filing, and Alan Buckey, who acquired, without his knowledge, common shares as the result of reinvestment of LCA-Vision dividends by the brokerage firm holding educational IRA accounts for his minor children. Upon learning of the shares purchased, Mr. Buckey filed a Form 5.

CERTAIN TRANSACTIONS

     Stephen N. Joffe, Chairman of the Board and Chief Executive Officer, owns Columbus Eye Associates, an Ohio professional corporation. In some states, the Company cannot employ ophthalmologists or optometrists. In those states, the Company contracts with a professional corporation to provide medical services. In states that allow a professional corporation to be qualified as a foreign corporation and provide those services, the Company contracts with Columbus Eye Associates. Currently the Company contracts with Columbus Eye Associates for the professional services of ophthalmologists and optometrists in Kentucky, Maryland, Minnesota, Nevada, North Carolina, Utah and Virginia. Patient fees are paid to Columbus Eye Associates, which in turn pays a facility fee to the Company. Amounts retained by Columbus Eye Associates are, by contract, limited to an amount equal to the cost of compensating its ophthalmologists and optometrists and covering its other operating expenses. Mr. Joffe does not receive any compensation or other remuneration from Columbus Eye Associates.

INDEPENDENT AUDITORS

     Ernst & Young LLP served as the Company’s independent auditors for the year ended December 31, 2004. One or more members of Ernst & Young will attend the Annual Meeting with an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. No auditor has yet been selected for the current year, as it is the Audit Committee’s practice to select the independent auditors following the Annual Meeting.

Audit Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for its audit of the Company’s 2004 and 2003 annual financial statements, for its reviews of the unaudited quarterly financial statements contained in the Company’s reports on Form 10-Q and for all other regulatory filings during those years, including the Form S-3 filing in 2003, were $345,800 and $165,000, respectively.

Audit-Related Fees

     The aggregate fees billed by Ernst & Young for services reasonably related to the performance of the audit or review of the Company’s financial statements (and not reported under “Audit Fees” above) were $5,600 in 2004 and $5,600 in 2003. All fees in 2004 and 2003 related to the audits of a Company employee benefit plan.

Tax Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance and advice were $91,300 in 2004 and $74,471 in 2003.

All Other Fees

     Ernst & Young did not provide any products or services other than those reported in the preceding paragraphs.

     The Audit Committee approves all audit and non-audit services to be performed by the independent auditors before the services are provided. As described in the “Audit Committee Report” above, the Audit Committee determined that the non-audit services provided to the Company by Ernst & Young in 2004 were compatible with maintaining their independence.

PROPOSAL TO ADOPT 2005 STOCK INCENTIVE PLAN

     The Company’s Board of Directors adopted the LCA-Vision Inc. 2005 Stock Incentive Plan (the “2005 Plan” or the “Plan”) on February 22, 2005. The Board is requesting stockholder approval of the Plan at the Annual Meeting.

     The Company currently has three stock incentive plans: the 1995 Long-Term Stock Incentive Plan, the 1998 Long-Term Stock Incentive Plan and the 2001 Long-term Stock Incentive Plan (the “prior plans”). An aggregate of 3,750,000 shares are authorized for issuance under these plans, of which approximately 607,000 are currently available for new grants. However, if the 2005 Plan is approved by stockholders, the Company intends to freeze the prior plans and to grant all future awards from the 2005 Plan.

     In deciding to adopt the 2005 Plan, the Board considered that, effective July 1, 2005, the accounting rules no longer will provide more favorable treatment for stock options than for other types of stock-based awards and, in the future, other types of awards may be preferable because, for example, they result in less dilution or can be tied to performance criteria other than stock price appreciation. Although the prior plans do permit the grant of unspecified types of stock awards other than options to employees, only options may be granted to non-employee directors and the amounts of those grants are dictated by formula, thus restricting the Company’s ability to design director compensation. See “Summary of the Plan – Plan Benefits.” Further, recent legislation amended the Internal Revenue Code (the “Code”), adding new Section 409A, to impose strict requirements for the deferral of compensation, including compensation deemed deferred via certain types of stock awards. As a result, significant revisions to the prior plans would be necessary to comply with Code Section 409A. The 2005 Plan both provides for several specific forms of awards in addition to stock options and addresses known Section 409A requirements for those awards.

     The Board of Directors believes that the 2005 Plan will provide optimal flexibility for the design of stock-based incentive compensation in the coming years and recommends that stockholders vote “FOR” approval of the Plan. A summary of the Plan is given below. The full text of the Plan is set forth in Exhibit B to this Proxy Statement and should be consulted for additional information.

Summary of the Plan

     Purpose. The purpose of the 2005 Plan is to promote the long-term growth and success of the Company by enabling it to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of these persons to achieve the Company’s objectives and encouraging the identification of their interests with those of the Company’s stockholders.

     Shares Available. Subject to adjustment for changes in capitalization, the maximum number of shares of the Company’s common stock that may be issued under the 2005 Plan is 2,500,000 and the maximum number of shares issuable upon the exercise of incentive stock options is 2,500,000. Any shares unissued or undelivered pursuant to awards that expire, terminate or are forfeited may be re-used for future grants under the Plan. However, shares tendered to the Company or applied in payment of an option’s exercise price or to satisfy required withholding taxes relating to a Plan award will not be added back to the number of shares available for future grants under the Plan.

     As previously indicated, the Company intends to freeze the prior plans if the 2005 Plan is approved by stockholders. Neither unused shares nor shares that return to those plans as a result of expired or forfeited awards will be carried over to the 2005 Plan. This action will not affect outstanding awards under the prior plans, however; those awards will continue in accordance with their terms.

     Maximum Awards Per Individual. The 2005 Plan provides that the total number of shares of common stock covered by options plus the number of stock appreciation rights (“SARs”) granted to any one individual may not exceed 300,000 during any fiscal year, except that this limit is 600,000 in the case of an inducement award made to a new employee.

     Administration. The 2005 Plan must be administered by a committee (the “Committee”) of two or more directors, each of whom is a “non-employee” director under Securities and Exchange Commission Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of the Nasdaq Stock Market. The Plan will be administered by the Board’s Compensation Committee, all of the members of which satisfy these criteria. Any function of the Committee, other than a function necessary to preserve the status of an award as performance-based compensation under Section 162(m) of the Code, may be performed by the full Board of Directors. The Committee may delegate any of its functions to one or more officers of the Company except that only the Committee may grant awards to officers and directors of the Company and make decisions with respect to those awards.

     Eligibility. Employees of the Company and its subsidiaries and non-employee directors of the Company are eligible to be selected to participate in the Plan. Participation is based on selection by the Committee, and there is no limit to the number of participants in the Plan. There currently are about 300 participants in the prior plans, and the Company expects that, initially, there will be approximately the same number of participants in the 2005 Plan.

     Duration of the Plan. The 2005 Plan will terminate 10 years from the date on which it is adopted by the Company’s stockholders.

     Types of Awards. The Plan provides for the grant of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options; (2) SARs; (3) stock awards, including awards of restricted stock, restricted stock units and unrestricted stock; and (4) performance awards. Awards may be granted singly or in combination, as determined by the Committee. Except to the extent provided by law, awards generally are non-transferable. However, the Committee may in its discretion permit a participant to transfer an award (other than an incentive stock option) to a member of his or her immediate family for no consideration.

     Stock Options. An option to purchase shares of the Company’s common stock permits the holder to purchase a fixed number of shares at a fixed price. At the time a stock option is granted, the Committee determines the number of shares subject to the option, the term of the option, the time or times at which the option will become exercisable, the price per share of common stock that a participant must pay to exercise the option and any other terms and conditions of the option. No option may be granted with an exercise price per share that is less than 100% of the fair market value of the Company’s common stock on the date of grant or with a term longer than 10 years from the date of grant. Incentive stock options may be granted only to employees of the Company and its subsidiaries and must otherwise comply with the requirements of Section 422 of the Code. An incentive stock option granted to any person who owns more than 10% of the Company’s common stock (determined after the application of certain stock attribution rules) must have an exercise price at least equal to 110% of the fair market value of a share on the date of grant and may have a term no longer than 5 years from the date of grant.

     For purposes of the Plan, fair market value means the closing price of a share of common stock on the Nasdaq National Market. On March 28, 2005, the fair market value of a share of common stock was $33.45.

     The exercise price of a stock option may be paid by a participant in cash or, in whole or part, in shares of the Company’s common stock that have been owned by the participant for at least six months. If payment is made with already owned shares, the shares will be valued at their fair market value on the date they are tendered. Subject to restrictions of applicable law, a participant also may elect to pay an option’s exercise price by authorizing a broker to sell all or a portion of the shares to be issued upon exercise and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding amounts.

     Stock Appreciation Rights. An SAR is a right to receive payment equal to the excess of (1) the fair market value of a share of common stock on the date of exercise of the SAR over (2) the price per share of common stock established in connection with the grant of the SAR (the “reference price”). The reference price must be at least 100% of the common stock’s fair market value on the date the SAR is granted. An SAR will become exercisable and will terminate as provided by the Committee, but no SAR may have a term longer than 10 years from its date of grant. Payment of an SAR must be made in shares of the Company’s common stock, valued at their fair market value on the date of exercise.

     Stock Awards. Stock awards are grants of shares of common stock which may be restricted (i.e., subject to a holding period and/or other conditions) or unrestricted. The Committee will determine the amounts, terms and conditions of the awards, including the price to be paid, if any, for restricted stock awards and any contingencies related to the attainment of specified performance goals or continued employment or service. Unless otherwise determined by the Committee at the time of grant, participants receiving restricted stock awards will be entitled to dividend and voting rights in respect of the shares.

     The Committee also may grant awards of restricted stock units, which are hypothetical units maintained on the Company’s books representing shares of common stock, and may provide dividend equivalent rights in respect of those units.

     Performance Awards. Performance awards are the right to receive cash, shares of common stock or both, at the end of a specified performance period, subject to satisfaction of the performance criteria and any vesting conditions established for the award. Unless otherwise provided by the Committee when the award is granted, a performance award payable in shares of common stock will not include dividend rights until vested and the participant will have no voting rights in respect of the shares.

     Performance-Based Compensation. Under Section 162(m) of the Code, an income tax deduction generally is not available for annual compensation in excess of $1 million paid to the chief executive officer and any of the other four most highly compensated officers of a public corporation unless the compensation is performance-based. Stock options and SARs are performance-based if their exercise or reference prices are at least equal to 100% of the common stock’s fair market value at the time of grant. To be performance-based, other awards under the Plan must be conditioned on the achievement of one or more objective performance measures, to the extent required by Section 162(m). The 2005 Plan provides that the performance measures that may be used by the Committee for these awards must be based on any one or more of the following criteria, as selected by the Committee and applied to the Company as a whole or to individual units, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (ii) appreciation in the fair market value, book value or other measure of value of the common stock; (iii) cash flow; (iv) earnings (including earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including net income); (xii) operating income (including net operating income); (xiii) operating profit (including net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

     Other Terms of Awards. Awards under the 2005 Plan may be forfeited or vested early in certain circumstances. An outstanding award will be forfeited upon a participant’s termination of employment or service for “cause” (as defined in the Plan) or if, following termination for any other reason, the participant engages in any act which would have warranted termination for cause. Unless the Committee determines otherwise, and except as set forth under “Change of Control, Merger or Sale” below, if an employee’s employment or a director’s service on the Board terminates for any reason other than cause, (1) awards that are not vested on the date of termination will be forfeited and (2) options and SARs that are vested on the date of termination will be forfeited if not exercised within three months after the date of termination (or the expiration date of the award, if sooner). The Plan extends the three-month exercise period for vested stock options and SARs to one year if employment or service terminates due to death, disability or retirement.

     Notwithstanding the provisions described above, upon termination of a participant’s employment or service for any reason other than cause, the Committee has discretion to accelerate the vesting of any or all of the participant’s awards and to free them from any restrictions or conditions.

     The 2005 Plan also gives the Company the right to recapture any gain realized by a participant from an award if, within a year after the award is exercised or paid or restricted stock vests, the Committee determines that the Company has been materially harmed by the participant.

     The Committee may establish other terms, conditions and/or limitations on awards, so long as they are not inconsistent with the Plan.

     Change of Control, Merger or Sale. The 2005 Plan provides that, if within three months after a Change of Control an employee’s employment is terminated by the Company or a subsidiary for any reason other than cause, or a director’s service on the Board terminates for any reason other than death, disability, retirement or cause, all awards held by the participant on the date of termination will vest in full, regardless of any unsatisfied performance criteria. In that case, all stock options and SARs will be exercisable for one year or until expiration of their original terms, if earlier; all shares of restricted stock must be delivered immediately; and all restricted stock units and performance awards must be paid in full within 30 days.

     A Change of Control occurs when (1) a person or group (other than the Company, a benefit plan maintained by the Company or an underwriter temporarily holding securities) acquires beneficial ownership of 20% or more of the voting power of the Company’s voting securities without the prior approval of at least a majority of the Company’s directors; (2) during any two-year period, the members of the Company’s Board of Directors at the beginning of the period (together with those directors elected to the Board with the approval of at least a majority of the initial or similarly elected directors) no longer constitute at least a majority of the Board; or (3) immediately after any merger or consolidation of the Company, or sale of all or substantially all of its assets, in which outstanding awards are assumed by the surviving or acquiring entity, the voting securities of the Company that were outstanding immediately before the transaction represent less than 50% of the voting power of the surviving or acquiring entity.

     If a merger, consolidation or sale of all or substantially all of the Company’s assets is proposed and provision is not made for the surviving entity to assume outstanding stock awards, or in the event of a proposal to dissolve or liquidate the Company, all awards (including awards containing unsatisfied performance criteria) will become 100% vested. Holders of stock options and SARs will be provided the opportunity to exercise their awards conditioned on the transaction actually occurring and will be allowed to defer payment of the exercise price until after the closing of the transaction. Stock options and SARs not exercised prior to completion of the transaction will terminate. If the transaction is not completed, the conditional exercises and the accelerated vesting of awards will be annulled and the awards will return to their prior status.

     Federal Tax Treatment. Under current U.S. federal tax law, the following federal income tax consequences generally will apply to awards under the 2005 Plan.

     Nonqualified Stock Options. A participant who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.

     Incentive Stock Options. An employee who is granted an incentive stock option does not realize any taxable income at the time of the grant or exercise of the option. Similarly, the Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the employee makes no disposition of the shares acquired in connection with the exercise of an incentive stock option before the later of (a) two years after the date of grant or (b) one year after the date of exercise of the option, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. On the other hand, if the employee disposes of the shares before the lapse of either required holding period, then the employee will have taxable income in the year of disposition of the shares equal to the lesser of (1) the excess of the market value of the shares on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

     Stock Appreciation Rights. The grant of an SAR will produce no federal tax consequences for the participant or the Company. The exercise of an SAR will result in taxable income to the participant equal to the difference between the reference price of the shares and the market price of the shares on the date of exercise, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.

     Performance Awards. A participant who is granted a performance award will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed on the market value of the shares awarded at the time of grant. A participant will realize ordinary income when the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.

     Restricted Stock. A participant who is granted an award of restricted shares of common stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at that time over the amount, if any, paid for the shares and the Company will be entitled to a corresponding tax deduction.

     Unrestricted Stock. The grant of an award of unrestricted common stock will have immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the common stock awarded less any amount paid for the shares, and the Company will receive a corresponding tax deduction.

     Withholding. When an award becomes taxable to an employee, the employee must make such arrangements with the Company with respect to required withholding taxes as the Committee may determine.

     Plan Benefits. No awards have been granted under the 2005 Plan. The Committee has not yet determined the types and amounts of awards that will be granted or the persons to whom they will be granted.

     The Company’s non-employee directors traditionally have received “formula” stock option awards from the prior plans. Currently (as adjusted for the 3-for-2 stock split in December 2004), a new non-employee director receives an option for 28,125 shares of common stock at the time of election or appointment, and each non-employee director receives an option for 4,688 shares on the date of each Annual Meeting (with the annual grant to any director who has not served a full year being pro-rated for the portion of the year served). Assuming stockholder approval, future awards to directors will be made from the 2005 Plan. However, in contrast to the prior plans, the 2005 Plan does not mandate any specific type or amount of awards, thus permitting director compensation to be structured and, if appropriate, restructured over time so as to best fulfill the purposes of the Plan. As with awards to employees, the Compensation Committee has not yet determined what type or size of awards will be granted to non-employee directors after the 2005 Annual Meeting.

     The Company has no set time of year for granting awards to employees. During 2004, stock options were granted as follows: Stephen N. Joffe, none; Kevin M. Hassey, 90,000 shares; Alan H. Buckey, 90,001 shares; Craig P.R. Joffe, 75,000 shares; all current executive officers as a group, 255,001 shares; all current directors who are not executive officers as a group, 43,089 shares; and all employees who are not executive officers as a group, 164,250 shares.

     Termination and Amendment. The Board may terminate or amend the 2005 Plan at any time but, unless required by law or integrally related to a requirement of law (such as new Code Section 409A), may not impair the rights of a participant with respect to previously granted awards without the participant’s consent. In addition, no amendment may be made without stockholder approval if that approval is required under the provisions of the Code, the securities laws or the listing criteria of the Nasdaq Stock Market.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy, and entitled to vote, at the Annual Meeting is required to approve the 2005 Stock Incentive Plan.

     The Board of Directors recommends a vote “FOR” this proposal.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors has established a process for stockholders to communicate with members of the Board. A stockholder should direct his or her communication in writing to the attention of the Company’s General Counsel at the address shown on the cover of this Proxy Statement. The General Counsel will forward the communication to the members of the Board of Directors unless he determines that the communication is frivolous or has not been made by the stockholder in good faith.

2006 ANNUAL MEETING OF STOCKHOLDERS

     In order for any stockholder proposal to be eligible for inclusion in our Proxy Statement and on our proxy card for the 2006 Annual Meeting of Stockholders, it must be received by the Company’s Secretary at the address shown on the cover of this Proxy Statement prior to the close of business on December 12, 2005. The proxy card we distribute for the 2006 Annual Meeting may include discretionary authority to vote on any matter that is presented to stockholders at that meeting (other than by management) if we do not receive notice of the matter at the above address prior to the close of business on February 24, 2006.

OTHER MATTERS

     We do not know of any other business to be presented at the Annual Meeting and do not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, we intend that the persons named in the accompanying proxy will vote on those matters according to their best judgment in the interests of LCA-Vision.

A copy of the Company’s annual report on Form 10-K accompanies this Proxy Statement. You may obtain without charge the exhibits to the Form 10-K by writing to the Secretary of the Company at the Company’s address shown on the cover page of this Proxy Statement. The exhibits also are available on the website of the Securities and Exchange Commission at www.sec.gov and, with the Form 10-K, on the Company’s websites at www.lasikplus.com and www.lca-vision.com.

By Order of the Board of Directors
Craig P. R. Joffe
Senior Vice President, General Counsel &
Secretary

EXHIBIT A

LCA-VISION INC.
AUDIT COMMITTEE CHARTER

     The Audit Committee (“Committee”) of the Board of Directors (“Board”) of LCA-Vision Inc. (“Company”), will have the oversight responsibility, authority and specific duties as described below.

Composition

     The Committee will be comprised of at least three directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of applicable Nasdaq Stock Market and Securities and Exchange Commission (“SEC”) rules and regulations. Each member shall be able to read and understand fundamental financial statements at the time of his or her appointment, in accordance with Marketplace Rules of the Nasdaq Stock Market (“Nasdaq Rules”). Audit Committee requirements: At least one member of the Audit Committee will have past employment experience in finance or accounting, requisite certification in accounting, or any comparable experience or background which results in that individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent reasonably practicable, at least one member of the Audit Committee shall satisfy the definition of an “audit committee financial expert” in accordance with the rules and regulations of the SEC. The members of the Committee will be elected annually at the organizational meeting of the full Board held on the date of the annual meeting of stockholders and will be listed in the annual report to stockholders. One of the members of the Committee will be elected Committee Chair by the Board.

Responsibility

     The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the financial statements and other financial information to be provided to shareholders and the SEC; (ii) compliance with legal and regulatory requirements; (iii) the system of internal controls that management has established; (iv) the external audit process; and (v) the auditing, accounting, and financial reporting process generally. In addition, the Committee will provide an avenue for communication between the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee. The Committee will be directly responsible for the appointment, compensation and oversight of the independent auditors engaged to prepare or issue an audit report on the financial statements of the Company. The independent auditor shall report directly to the Committee. The Committee will make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

1

Authority

     The Committee has the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. The Committee has the authority to retain and determine the funding for external professionals, including independent counsel and auditors, to render advice and counsel and assist in any investigation and performance of its functions at the Company’s expense. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a Committee meeting or to meet with any members of or advisors to the Committee. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

Meetings

     The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. The Committee is to meet periodically in separate executive sessions with the management, the internal auditors (if any) and the independent auditors.

Attendance

     Committee members will strive to be present at all meetings.

Specific Duties

     In carrying out its oversight responsibilities, the Committee will:

1.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Rules.

2.	Approve the selection, retention or termination of the Company’s independent auditor.

3.	Pre-approve all audit and permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditors to provide the permitted non-audit services, with exceptions provided for de minimis amounts under certain circumstances in accordance with the rules and regulations of the SEC and the Nasdaq Rules.

4.	Review and discuss with the Company’s management and independent auditors: (a) the adequacy and effectiveness of the Company’s internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls over financial reporting reported to the Committee by the independent auditors or management; (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon.

5.	Review with the Company’s management and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements the critical accounting policies and practices used by the Company. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

2

6.	Review the scope and general extent of the independent auditors’ annual audit. The Committee’s review should include an explanation from the independent auditors of the factors considered by the auditor in determining the audit scope, including the major risk factors with respect to the audit and the Company. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will determine and approve the fee arrangement with the independent auditors.

7.	Require, at least annually, a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, as contemplated by Independence Standards, Standard No. 1, Independence discussions with Audit Committees, and engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditors.

8.	Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to filing Forms 10-Q.

9.	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management.

10.	At the completion of the annual audit, review with management and the independent auditors the following:

•	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•	Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61, as amended, relating to the conduct of the audit.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

11.	Approve the report required under SEC rules to be included in the Company’s annual proxy statement.

3

12.	Discuss with the independent auditors the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditor to the Company’s needs.

13.	Meet with management and the independent auditors to discuss any recommendations that the independent auditors may have, particularly those characterized as ‘material’ or ‘serious.’ Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

14.	Review and pre-approve related-party transactions in accordance with the Nasdaq Rules.

15.	Establish procedures for receipt, retention and treatment of complaints received regarding the Company’s accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding (i) questionable accounting or auditing matters; or (ii) any other matter as provided by the Company’s Code of Business Conduct and Ethics.

16.	Obtain from the independent auditor assurance that they will inform Company management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company’s financial statements, and assure that such information has been conveyed to the Committee.

17.	Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements or on the Company’s contingent liabilities and risks.

As effective March 8, 2004.

4

EXHIBIT B

LCA-Vision Inc.
2005 Stock Incentive Plan

SECTION I.

PURPOSE

     The purpose of this 2005 Stock Incentive Plan (the “Plan”) is to promote the long-term growth and financial success of LCA-Vision Inc. (the “Company”) and its subsidiaries by enabling the Company to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of those persons to achieve the Company’s long-range performance goals and objectives, and encouraging the identification of their interests with those of the Company’s stockholders.

SECTION II.

DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 “Award” means any form of Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award or Performance Award granted under this Plan.

     2.2 “Award Agreement” means a written agreement setting forth the terms of an Award.

     2.3 “Award Period” or “Term” means the period beginning on a Grant Date and ending on the expiration date of such Award.

     2.4 “Board” means the Board of Directors of the Company.

     2.5 “Cause” means, unless otherwise defined in an Award Agreement, a Participant’s engaging in any of the following acts:

     (i) any type of willful misconduct in respect of, or disloyalty to, the Company, including, without limitation, fraud, embezzlement, theft, or dishonesty in the course of a Participant’s employment or business relationship with the Company; or

     (ii) conviction of a felony or conviction of any other crime involving a breach of trust or fiduciary duty owed to the Company; or

     (iii) unauthorized disclosure of trade secrets or confidential information of the Company; or

     (iv) a material breach of any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise; or

     (v) any serious violation of a written Company policy that is damaging to the Company’s interests; or

     (vi) persistent neglect of the duties and responsibilities of the Participant’s position with the Company or continuing material failure to meet the Company’s performance standards or objectives, as determined by the Company in its sole discretion.

1

     A Participant who agrees to resign from employment or service with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

     2.6 “Change of Control” means the occurrence after the Effective Date of any of the following events:

     (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Exempt Entity, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the total voting power of all of the Company’s voting securities then outstanding (“Voting Shares”) and the acquisition of such beneficial ownership was not pre-approved by at least a majority of the directors of the Company;

     (ii) on any date, the individuals who constituted the Company’s Board at the beginning of the two-year period immediately preceding such date (together with any new directors whose election by the Company’s Board, or whose nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the directors then in office; or

     (iii) immediately after a merger or consolidation of the Company or any Subsidiary of the Company with or into, or the sale or other disposition of all or substantially all of the Company’s assets to, any other corporation (where pursuant to the terms of such transaction outstanding Awards are assumed by the surviving, resulting or acquiring corporation or new Awards are substituted therefore), the Voting Shares of the Company outstanding immediately prior to such transaction do not represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or any parent thereof) more than 50% of the total voting power of the voting securities of the Company or surviving or acquiring entity or any parent thereof outstanding immediately after such merger or consolidation.

     2.7 “Code” means the United States Internal Revenue Code of 1986, as amended, or any successor legislation. Reference to any particular section of the Code includes any successor amendments or replacements of such section and any regulations or rules promulgated thereunder.

     2.8 “Committee” means the committee appointed by the Board and consisting of two or more Directors of the Company, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, an “outside director” as defined under Section 162(m) of the Code, and an “independent director” as defined in the Marketplace Rules of The Nasdaq Stock Market (or the rules of any stock exchange on which the Shares are primarily traded).

     2.9 “Common Stock” means the Company’s common stock, par value $.001 per share.

     2.10 “Company” means LCA-Vision Inc.

     2.11 “Director” means any person serving on the Board of Directors of the Company who is not an Employee of the Company or any Subsidiary.

2

     2.12 “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code, or in the case of an Employee, a disability which qualifies as a long-term disability under the Company’s Long Term Disability insurance, or any other definition of disability adopted by the Committee.

     2.13 “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

     2.14 “Eligible Person” means any person who is either an Employee or a Director.

     2.15 “Employee” means any common law employee (including an officer) of the Company or a Subsidiary (including those employees on a temporary leave of absence approved by the Company or a Subsidiary but excluding persons who receive retirement benefits, stipends, consulting fees, honorariums and the like), who performs services for the Company or Subsidiary and is included on its regular payroll.

     2.16 “Exchange Act” means the Securities Exchange Act of 1934.

     2.17 “Exempt Entity” means (i) an underwriter temporarily holding securities pursuant to an offering of such securities and (ii) the Company, any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries.

     2.18 “Fair Market Value” means, as of any date, the closing price of a Share as reported on the Nasdaq National Market (or on any stock exchange on which the Shares are primarily traded) or, if the Shares were not traded on such day, then the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select. If the Shares are not traded on a national securities exchange or other market system, Fair Market Value shall be determined in the manner established by the Committee.

     2.19 “Grant Date” means the date on which, or such later date as of which, an Award is granted.

     2.20 “Immediate Family” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant and shall include adoptive relationships; provided, however, that if the Committee adopts a different definition of “immediate family” (or similar term) in connection with the transferability of an Award (other than an Incentive Stock Option) awarded under this Plan, such definition shall apply, without further action of the Board.

     2.21 “Incentive Stock Option” means any Stock Option awarded under Section VI of this Plan intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision.

     2.22 “Mature Shares” means Shares which have been fully paid and held, of record or beneficially, by the Participant free and clear of all liens and encumbrances for at least six months.

     2.23 “Non-Qualified Stock Option” means any Stock Option awarded under Section VI of this Plan that is not an Incentive Stock Option.

     2.24 “Officer” means a person who has been determined to be an officer of the Company under Exchange Act Rule 16a-1(f) in a resolution adopted by the Board and any other person who has been elected an officer of the Company by the Board (other than a person who has been elected solely as an assistant officer).

3

     2.25 “Option Price” or “Exercise Price” means the price per share at which Common Stock may be purchased upon the exercise of an Option.

     2.26 “Participant” means an Eligible Person to whom an Award has been made pursuant to this Plan.

     2.27 “Performance Award” means an Award granted pursuant to Section IX of this Plan.

     2.28 “Performance-Based Compensation” means compensation intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

     2.29 “Performance Measures” means any one or more of the following, as selected by the Committee and applied to the Company as a whole or individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (ii) appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including, without limitation, earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including, without limitation, net income); (xii) operating income (including, without limitation, net operating income); (xiii) operating profit (including, without limitation, net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

     2.30 “Performance Period” means the period of time over which criteria relating to a Performance Award, or other Award containing performance criteria, are measured.

     2.31 “Reference Price” with respect to an SAR means the dollar amount determined by the Committee at the time of Grant except that no SAR may be granted with a Reference Price less than 100% of the Fair Market Value of a Share on the Grant Date.

     2.32 “Restricted Shares” or “Restricted Stock” means those Shares of Common Stock issued pursuant to a Restricted Stock Award that are subject to the restrictions set forth in the related Award Agreement.

     2.33 “Restricted Stock Award” means an award of a fixed number of Restricted Shares, or a fixed number of Restricted Stock Units, that is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

     2.34 “Restricted Stock Units” means hypothetical units, maintained on the books of the Company, of Shares of Common Stock that are the subject of a Restricted Stock Award.

     2.35 “Retirement” means any termination of an Employee’s employment with the Company or a Subsidiary or of a Director’s service on the Board (in each case other than due to death or Disability or for Cause) by an Employee or a Director who is (i) at least 65 years of age or (ii) at least 55 years of age with at least 10 years of employment with the Company or a Subsidiary or services on the Board.

     2.36 “Share” means one share of the Company’s Common Stock.

     2.37 “Stock Appreciation Right” or “SAR” means the right to receive, for each unit of the SAR, shares of Common Stock equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the Reference Price of the SAR.

     2.38 “Stock Option” or “Option” means the right to purchase shares of Common Stock granted pursuant to Section VI of this Plan.

4

     2.39 “Subsidiary” means any corporation, partnership, joint venture, or other entity of which the Company owns or “controls” (meaning the power to direct or cause the direction of the management or policies of the entity), directly or indirectly, 25% or more of the outstanding voting stock (or comparable equity participation and voting power); except that, when the term “Subsidiary” is used in the context of an award of an Incentive Stock Option, the term shall have the same meaning given to it in Section 424 of the Code.

     2.40 “Transfer” means alienate, attach, sell, assign, pledge, encumber or otherwise dispose of; and the terms “Transferred” or “Transferable” have corresponding meanings.

     2.41 “Unrestricted Stock Award” means an Award granted pursuant to Section 8.3 of this Plan.

     2.42 “Vest”, along with the correlative terms “vested” or “vesting,” means, in the case of any Award, to become exercisable and free of restrictions and other conditions, including those related solely to the passage of time and those involving attainment of performance or other criteria. The Committee shall determine at the time an Award is granted what level of performance shall be deemed to have been satisfied in the event that the Award vests in whole or part pursuant to this Plan prior to the end of any Performance Period specified for the Award.

SECTION III.

ADMINISTRATION

     3.1 The Committee. This Plan shall be administered and interpreted by the Committee, except that any function of the Committee (other than a function necessary to preserve the status of an Award as Performance-Based Compensation) also may be performed by the Board. Actions of the Committee may be taken by a majority of its members at a meeting or by the unanimous written consent of all of its members without a meeting.

     3.2 Powers of the Committee. Subject to the express provisions of the Plan, the Committee shall have the sole and absolute power and authority to operate, manage and administer the Plan on behalf of the Company, which includes, but is not limited to, the power and authority:

     (i) to grant to Eligible Persons one or more Awards consisting of any or a combination of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Unrestricted Stock and Performance Awards;

     (ii) to select the Eligible Persons to whom Awards may be granted;

     (iii) to determine the types and combinations of Awards to be granted to Eligible Persons;

     (iv) to determine the number of Shares or units which may be subject to each Award;

     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award (including, but not limited to, the Term, price, exercisability, method of exercise and payment, any restriction or limitation on transfer, any applicable Performance Measures or other performance criteria or contingencies, any vesting schedule or acceleration, or any forfeiture provisions, regarding any Award) and the related Shares (including, but not limited to, any holding period for those Shares after grant, exercise or settlement of the Award), based on such factors as the Committee shall determine; and

5

     (vi) to modify or waive any restrictions, contingencies or limitations contained in, and grant extensions to the terms or exercise periods of, or accelerate the vesting of, any outstanding Awards, except to the extent necessary to preserve the status of an Award as Performance-Based Compensation, as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of the Plan, but no such changes shall materially impair the rights of any Participant without his or her consent unless required by law or integrally related to a requirement of law.

     3.3 Guidelines. The Committee shall have the authority and discretion to interpret the Plan and any Awards granted under the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry the Plan into effect.

     3.4 Delegation of Authority. The Committee may delegate to one or more of the Company’s Officers or (in the case of ministerial duties only) other employees all or any portion of the Committee’s authority, powers, responsibilities and administrative duties under the Plan, with such conditions and limitations as the Committee shall prescribe in writing; provided, however, that only the Committee is authorized to grant Awards to, or make any decisions with respect to Awards granted to, Officers and Directors. A record of all actions taken by any Officer to whom the Committee has delegated a portion of its powers or responsibilities shall be filed with the minutes of the meetings of the Committee and shall be made available for review by the Committee upon request.

     3.5 Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of the Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Awards.

     3.6 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement substantially in the form approved by the Committee from time to time.

SECTION IV.

SHARES SUBJECT TO PLAN

     4.1 Shares Available for Issuance of Awards. The aggregate number of Shares which may be issued under this Plan shall not exceed 2,500,000 Shares. As determined from time to time by the Committee, the Shares available under this Plan for grants of Awards may consist either in whole or in part of authorized but unissued Shares or Shares that have been reacquired by the Company following original issuance.

     The maximum aggregate number of Shares that may be issued under this Plan upon the exercise of Incentive Stock Options is 2,500,000.

     For purposes of this Section 4.1, shares shall be counted as provided in Section 4.3.

     4.2 Maximum Awards Per Participant. The number of Shares covered by Options, together with the number of SAR units, granted to any one individual shall not exceed 300,000 during any one fiscal-year period; provided, however, that this limitation shall be 600,000 Shares, together with SAR units, in the case of an inducement Award made at the time of an Employee’s initial hiring. If a previously granted Option or SAR is forfeited, cancelled or deemed cancelled, such Option or SAR shall

6

continue to be counted against the maximum number of Shares or units that may be granted to any one Participant during any one fiscal-year.

     4.3 Re-Use of Shares. If any Award granted under this Plan shall expire, terminate or be forfeited or canceled for any reason before it has vested or been exercised in full, the number of unvested or unexercised Shares subject to such Award shall again be available for future grants under the Plan. The Committee may make such other determinations as it deems necessary or advisable to effectuate the counting of Shares issued pursuant to this Plan, provided that such determinations are permitted by law. Notwithstanding the foregoing, shares that are tendered to or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares tendered to or withheld by the Company to satisfy the tax withholding obligations related to any Award, will not be available for subsequent Awards under the Plan. In addition, SARs settled in shares of Common Stock shall be settled in full against the number of shares available for award under the Plan, regardless of the number of shares issued upon settlement of the SAR.

     4.4 Adjustment Provisions.

          (a) Adjustment for Change in Capitalization. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution to stockholders of cash or property which, in the Committee’s sole judgment, has a substantial impact on the value of outstanding Shares, then (1) the numbers, including those specified in Sections 4.1 and 4.2, and types of Shares or SAR units (or other securities or property of the Company) with respect to which Awards may be granted, (2) the numbers and types of Shares, SAR units and Restricted Stock Units (or other securities or property of the Company) covered by each outstanding Award, and (3) if applicable, the Option Price, Reference Price or performance goals for each outstanding Award shall be proportionately adjusted in such manner as the Committee in its sole judgment determines to be equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, that (i) the number of Shares subject to any Award denominated in Shares shall always be a whole number, (ii) any adjustments made in connection with numbers and types of Shares with respect to which Incentive Stock Options may be or have been granted shall be made in accordance with Code Section 424, and (iii) the numbers and types of Shares or SAR units covered by each outstanding Award subject to Code Section 409A shall be made in accordance with guidance issued under Section 409A.

          (b) Other Equitable Adjustments. Notwithstanding any other provision of the Plan, the Committee may authorize the issuance, continuation or assumption of Awards or provide for equitable adjustments or changes in the terms of Awards, in connection with any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

SECTION V.

EFFECTIVE DATE AND DURATION OF PLAN

     5.1 Effective Date. This Plan shall become effective on the Effective Date.

     5.2 Duration of Plan. No Award shall be granted under this Plan on or after the tenth anniversary of the Effective Date or after such earlier date on which the Plan is terminated by the Board pursuant to Section XII.

7

SECTION VI.

STOCK OPTIONS

     6.1 Grants. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted shall be designated as either a Non-Qualified Stock Option or an Incentive Stock Option. One or more Stock Options may be granted to any Eligible Person, except that Incentive Stock Options may only be granted to Employees.

     6.2 Terms of Options. Except as otherwise provided by Section 6.3, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a) Option Price. The Option Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, except that no Stock Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

          (b) Option Term. The Term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after its Grant Date.

          (c) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement; provided, however, that an Option may not be exercised as to less than one hundred (100) Shares at any time unless the number of Shares for which the Option is exercised is the total number available for exercise at that time under the terms of the Option.

          (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Term by giving written notice of exercise to the Company, attention: Chief Financial Officer, with a copy to General Counsel, specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price.

          (e) Payment. Upon exercise of an Option, and subject to such administrative requirements as the Committee may impose, payment of the Option Price may be made, at the election of the Participant, in cash or by the tender of Mature Shares or by a combination of the foregoing. If payment by the tender of Mature Shares is selected, the value of each Mature Share shall be deemed to be the Fair Market Value of a Share on the day the Mature Shares are tendered for payment, which shall be the date on which the Mature Shares, duly endorsed or accompanied by a stock power duly endorsed for transfer to the Company, are received by the Company. The Option Price and obligatory withholding taxes also may be paid pursuant to a “cashless” exercise/sale procedure involving the simultaneous sale of Shares covered by the Option through a broker (in which case the exercise date shall be the trade date). If payment of the Option Price and obligatory withholding taxes is made from the proceeds of a “cashless” exercise/sale procedure, such payment shall be received by the Company no later than the date of settlement of the sale.

          (f) Non-Transferability. Stock Options shall be Transferable only to the extent provided in Section 13.2 of this Plan.

          (g) Termination. Except as provided in Section XI, Stock Options shall terminate in accordance with Section X of this Plan.

8

          (h) No Right to Defer. In no event shall a Stock Option awarded under this Plan include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the Option under Treas. Reg. § 1.83-7.

     6.3 Incentive Stock Options. Incentive Stock Options shall be subject to the following terms and conditions:

          (a) Award Agreement. Any Award Agreement relating to an Incentive Stock Option shall contain such terms and conditions as are required for the Option to be an “incentive stock option” as that term is defined in Section 422 of the Code.

          (b) Ten Percent Stockholder. An Incentive Stock Option granted to any person who, at the time of the Award, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Subsidiaries shall have (i) an Option Price at least equal to 110% of the Fair Market Value of a Share on the Grant Date and (ii) a Term expiring no later than five (5) years from the Grant Date.

          (c) $100,000 per year Limitation. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options first become exercisable by a person during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the excess portion of such options shall be treated as Non-Qualified Stock Options.

          (d) Qualification under the Code. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of an affected Participant, to disqualify any Incentive Stock Option under Section 422 of the Code, except as may result pursuant to the provisions of Section XI.

          (e) Notification of Disqualifying Disposition. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of Shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

SECTION VII.

   STOCK APPRECIATION RIGHTS

     7.1 Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to any Eligible Person. Any Stock Appreciation Right granted shall be for a specified number of units and have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

     7.2 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted pursuant to this Section VII shall be subject to the following terms and conditions:

          (a) Term. The term of each Stock Appreciation Right shall be fixed by the Committee, but no Stock Appreciation Right shall be exercisable more than ten (10) years after its Grant Date.

9

          (b) Exercise. A Stock Appreciation Right shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement.

          (c) Distribution. Upon exercise, an SAR shall be settled in Shares, which shall be valued at their Fair Market Value on the date of the SAR’s exercise.

          (d) Non-Transferability. SARs shall be Transferable only to the extent provided in Section 13.2 of this Plan.

          (e) Termination. Except as provided in Section XI, SARs shall terminate in accordance with Section X of this Plan.

          (f) No Right to Defer. In no event shall an SAR awarded under this Plan include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

SECTION VIII.

RESTRICTED AND UNRESTRICTED STOCK AWARDS

     8.1 Grants of Restricted Stock Awards. The Committee may, in its discretion, grant one or more Awards of Restricted Shares or Restricted Stock Units to any Eligible Person. Each Award of Restricted Shares shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Restricted Stock Awards subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

     8.2 Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following provisions:

          (a) Issuance of Shares. Restricted Shares may be issued immediately upon grant or upon vesting as determined by the Committee. Upon vesting, any Award of Restricted Stock Units shall be payable in Shares, which may or may not be subject to further restrictions.

          (b) Stock Powers and Custody. If Restricted Shares are issued immediately upon grant, the Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Restricted Shares covered by the Award and may impose other appropriate transfer restrictions on those Shares. The Committee also may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions on them shall have lapsed.

          (c) Stockholder Rights. Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Shares shall be entitled to dividend and voting rights in respect of those Shares. The Committee shall have the authority to adopt rules and conditions providing for the grant of, and in its discretion may grant, dividend equivalent rights in respect of any Restricted Stock Units that are awarded.

          (d) Non-Transferability. Until they are vested, Restricted Stock Awards shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.

10

          (e) Termination. Restricted Stock Awards shall terminate in accordance with Section X of this Plan.

     8.3 Unrestricted Stock Awards. The Committee may make Awards of unrestricted Common Stock to (i) Employees in full or partial payment of annual bonus awards or otherwise in recognition of outstanding achievements or contributions or (ii) Directors for service on the Board. Unrestricted Shares issued under this Section 8.3 may be issued for no cash consideration.

SECTION IX.

PERFORMANCE AWARDS

     9.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to Eligible Persons in accordance with the following terms and conditions:

          (a) Grant. A Performance Award shall consist of the right to receive, at the end of a specified Performance Period, either (i) Shares, cash of an equivalent value or a combination of the two or (ii) a fixed-dollar amount payable in cash, Shares or a combination of the two. The Committee shall determine the Eligible Persons to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the Performance Period, the conditions under which a Participant’s Performance Award will vest and the other terms and conditions of the Performance Award in addition to those set forth in Section 9.2.

          (b) Performance Goals and Performance-Based Compensation. At the time of grant, the Committee shall designate any Performance Award granted to a Participant that is intended to be Performance-Based Compensation. Any Performance Award designated as intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance goals, based on one or more Performance Measures, to the extent required by Code Section 162(m). Any Performance Awards under this Section 9.1 not designated as intended to be Performance-Based Compensation may be conditioned on such performance goals, factors or criteria as the Committee shall determine.

          (c) Other Criteria. The Committee, in its discretion, may provide that, despite the achievement of the objective performance goals required for receipt of a specified level of payment or distribution of a Performance Award, the amount of the payment or distribution will be subject to reduction unless other goals or criteria also are satisfied.

          (d) Attainment of Performance Goals. Subject to Section 9.2(d), a Participant otherwise entitled to receive a Performance Award, or portion thereof, that is intended to be Performance-Based Compensation for any Performance Period shall not receive a settlement of the award or portion until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 9.1(d), such exercise of discretion may not result in an increase in the amount of the award.

     If a Participant is promoted, demoted or transferred to a different business unit of the Company or a Subsidiary during a Performance Period, then, to the extent the Committee determines appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

11

     9.2 Terms and Conditions of Performance Awards. Performance Awards granted pursuant to this Section IX shall be subject to the following terms and conditions:

          (a) Stockholder Rights. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant and the Participant shall not be entitled to exercise any voting rights with respect to such Shares.

          (b) Payment. Subject to the provisions of the Award Agreement and this Plan (including Sections 9.1(c) and (d), if applicable), at the expiration of the Performance Period, share certificates, cash or both (as the Committee may determine) shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the earned portion of the Performance Award; provided that, to the extent that distribution is made in Shares, the Shares shall be subject to any restrictions that may have been specified by the Committee at the time of grant. In no event shall the shares certificates, cash or both be delivered later than the date that is two and one-half (2 1/2) months from the end of the first taxable year in which the number of Shares or amount of cash payable with respect the Performance Award is no longer subject to Performance Measures or other performance criteria.

          (c) Non-Transferability. Performance Awards shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.

          (d) Termination. Performance Awards shall terminate in accordance with Section X of this Plan.

SECTION X.

TERMINATION OF AWARDS

     10.1 Termination of Awards to Employees and Directors. Subject to the provisions of Section 10.2, Awards under this Plan shall terminate as follows:

          (a) Termination due to Death, Disability or Retirement. Unless otherwise determined by the Committee at the time of grant, if an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, terminates by reason of death, Disability or Retirement, (i) all of such Participant’s Restricted Stock Awards and Performance Awards that are not fully (100%) vested and any unexercisable Stock Options and SARs will terminate immediately and (ii) any then-exercisable Stock Options and SARs may thereafter be exercised by the Participant or by the Participant’s beneficiary or legal representative, for a period of one (1) year after the date of such termination of employment or service or until the stated expiration date of such Award, whichever period is shorter.

          (b) Termination For Cause. If an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, is terminated for Cause, or if after termination such Participant engages in any act which would have warranted a termination of such employment or service for Cause, the Participant shall forfeit all of his or her rights to any outstanding Awards that have not been exercised or that remain subject to any restrictions or performance or other conditions, and all such Awards shall terminate upon the earlier to occur of the date of termination of employment or service or the date upon which the Participant has engaged in any of the conduct described as justifying such a termination for Cause.

12

          (c) Other Termination. Unless otherwise determined by the Committee at the time of grant, if an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, terminates for any reason other than death, Disability, Retirement or Cause, all of such Participant’s Restricted Stock Awards and Performance Awards that are not fully (100%) vested and any unexercisable Stock Options and SARs will terminate immediately and any then-exercisable Stock Options and SARs will terminate on the earlier to occur of the stated expiration date of the Awards or the day three (3) months after such termination of employment or service (except that, if the Participant dies within three months following termination of employment or service, such Stock Options and SARs may be exercised for one (1) year after the date of death).

     10.2 Acceleration of Vesting Upon Termination. Upon the termination of a Participant’s employment or directorship with the Company or any of the Company’s Subsidiaries, including but not limited to by reason of death, Disability or Retirement but excluding any Participant who has been terminated for Cause, the Committee may in its sole discretion accelerate the vesting of, or otherwise cause to be exercisable or free of restrictions or conditions (regardless of any remaining Performance Periods that otherwise would be applicable), all or part of any Awards held by such terminated Participant so that such Awards will be fully or partially exercisable or paid as of the date of termination or such other date as the Committee may choose; provided, however, that no person or entity other than the Committee shall have the authority or discretion to accelerate the vesting of, or otherwise cause to be exercisable or free of restrictions or conditions, any Award granted to an Officer or Director of the Company.

SECTION XI.

CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.

     11.1 Termination of Employment After Change of Control. If within three (3) months after a Change of Control an Employee’s employment by the Company or a Subsidiary is terminated by the Company or such Subsidiary for any reason other than Cause, or a Director’s service on the Board terminates for any reason other than death, Disability, Retirement or Cause, all of the outstanding Awards held by that Participant on the date of termination of employment or services shall become fully (100%) vested, regardless of any remaining Performance Periods or other performance criteria that otherwise would be applicable. In that event, (i) all Stock Options and SARs held by the Participant on the date of termination of employment or service shall be exercisable for a period ending on the earlier to occur of the first anniversary of the date of termination or the respective expiration dates of the Stock Options and SARs, (ii) all Restricted Shares not previously delivered to the Participant shall be delivered immediately, free of restrictions (other than any imposed by law), and (iii) all Restricted Stock Units and Performance Awards shall be paid in full within 30 days following the date of the Participant’s termination of employment or service.

     11.2 Merger, Consolidation, Etc. If the Company, pursuant to action by its Board of Directors, proposes to (1) merge into, consolidate with or sell or otherwise dispose of all or substantially all of its assets to another corporation or other entity and provision is not made pursuant to the terms of the transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Awards under the Plan, or the substitution of new Awards therefore, or (2) dissolve or liquidate, then (A) the Committee shall cause written notice of the proposed transaction to be given to each Participant not less than 30 days prior to the anticipated date of the proposed transaction, and (B) all outstanding Awards that are not so assumed or substituted for shall become fully (100%) vested (regardless of any remaining Performance Periods or other performance criteria that otherwise would be applicable) immediately prior, but subject, to actual consummation of the transaction. Prior to a date specified in the notice, which shall

13

not be more than 3 days prior to the consummation of the transaction, each Participant shall have the right to exercise all Stock Options and SARs held by such Participant that are not so assumed or substituted for on the following basis: (i) the exercise shall be conditioned on consummation of the transaction, (ii) the exercise shall be effective immediately prior to the consummation of the transaction, and (iii) the Option Price for any such Stock Options shall not be required to be paid until 3 days after written notice by the Company to the Participant that the transaction has been consummated. If the transaction is consummated, each Stock Option and SAR, to the extent not previously exercised prior to the date specified in the foregoing notice of proposed transaction, shall terminate upon the consummation of the transaction and all Awards that remain deliverable or payable shall be delivered or paid in full within 30 days following the date of consummation of the transaction. If the transaction is abandoned, (a) any and all conditional exercises of Stock Options and SARs in accordance with this Section 11.2 shall be deemed annulled and of no force or effect and (b) to the extent that any Award shall have vested solely by operation of this Section 11.2, such vesting shall be deemed annulled and of no force or effect and the vesting provisions of the Award shall be reinstated.

     11.3 Applicability of Section XI. The provisions of this Section XI shall apply to all Awards granted under the Plan, unless and to the extent that the Committee expressly provides otherwise in the terms of an Award at the time it is granted; provided that nothing in this Section XI shall preclude the Committee or the Board from providing, at any time, for the “cash out” of Awards in connection with a Change of Control or with any of the events specified in clauses (1) and (2) of Section 11.2.

SECTION XII.

TERMINATION OR AMENDMENT OF THIS PLAN

     12.1 Termination or Amendment. The Board may at any time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law or integrally related to a requirement of law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be materially impaired without the consent of such Participant. In addition, no amendment may be made without first obtaining stockholder approval if such approval is required pursuant to applicable requirements of the Code or the Exchange Act, or any rule or regulation thereunder, or by the listing requirements of the Nasdaq Stock Market or any stock exchange on which the Common Stock is traded.

SECTION XIII.

GENERAL PROVISIONS

     13.1 No Right to Continued Employment. The adoption of this Plan and the granting of Awards hereunder shall not confer upon any Employee the right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Employee at any time.

     13.2 Non-Transferability of Awards. Except as provided in the following sentence, no Award or benefit payable under this Plan shall be Transferable by the Participant during his or her lifetime, nor may it be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution; and no Award shall be exercisable by anyone other than the Participant or the Participant’s guardian or legal representative during such Participant’s lifetime. The Committee may in its sole discretion permit a Participant to transfer a Non-Qualified Stock Option, SAR,

14

Restricted Stock Award or Performance Award for no consideration to a member of, or for the benefit of, the Participant’s Immediate Family (including, without limitation, to a trust in which members of the Immediate Family have more than a 50% beneficial interest, to a partnership or limited liability company for one or more members of the Immediate Family, or to a foundation in which members of the Immediate Family hold more than 50% of the voting interests), subject to such limits as the Committee may establish and so long as the transferee remains subject to all the terms and conditions applicable to such Award. The following shall be considered transfers for no consideration: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by the Participant or members of the Immediate Family, in exchange for an interest in that entity.

     13.3 Benefits May Not Be Assigned. The interests of a Participant under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of a Participant or the Participant’s beneficiary.

     13.4 Right of Recapture. In addition to any forfeiture of Awards pursuant to Section 10.1(b) of this Plan, if at any time within one year after the date on which a Participant exercises an Option or SAR, or on which Restricted Stock vests, or on which a Performance Award is paid to a Participant, or on which income otherwise is realized by a Participant in connection with an Award (each of which events shall be a “realization event”), the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant’s termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or disclosing or misusing any confidential information or material concerning the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

     13.5 Other Plans. In no event shall the value of, or income arising from, any Awards issued under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

     13.6 Unfunded Plan. This Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

     13.7 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state or local taxes which the Company reasonably believes are required by law to be withheld. The Committee may permit all or a portion of any such withholding obligation (not exceeding the minimum amount required to be so withheld) to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the

15

delivery of Shares previously owned by the Participant, in either of which cases the Shares shall be valued at the Fair Market Value of the Common Stock on the date on which the amount of tax to be withheld is determined. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant. The Company also may withhold from any future earnings of salary, bonus or any other payment due to the Participant the amount necessary to satisfy any outstanding tax obligations related to any Award granted pursuant to this Plan.

     13.8 Governing Law. This Plan and all actions taken in connection with it shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws.

     13.9 Liability. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent not prohibited by law, all employees and members of the Committee and the Board shall be indemnified by the Company for any liability and expenses which they may incur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

     13.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

16

PROXY

LCA-VISION INC.

7840 Montgomery Road
Cincinnati, OH 45236

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Stephen N. Joffe and Alan H. Buckey, and each of them with full power of substitution, as proxies to vote as designated below, for and in the name of the undersigned, all shares of common stock of LCA-Vision Inc. which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Company, scheduled to be held May 16, 2005 at 10:00 a.m. at The Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202, or at any adjournment or recess thereof. A properly signed proxy that gives no direction will be voted in accordance with the recommendation of the Board of Directors or, if there is none, in accordance with their best judgment.

Please mark an X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Directors.

1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
(except as marked to the contrary below)

STEPHEN N. JOFFE, WILLIAM F. BAHL, THOMAS G. CODY, WILLIAM O. COLEMAN, JOHN H. GUTFREUND,
JOHN C. HASSAN, CRAIG P.R. JOFFE and E. ANTHONY WOODS

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided below)

2.	APPROVAL OF THE LCA-VISION INC. 2005 STOCK INCENTIVE PLAN.

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

ALL FORMER PROXIES ARE HEREBY REVOKED.

NUMBER OF SHARES

(Signature of Stockholder)

(Signature of Stockholder)

(Please sign exactly as your name appears hereon.
All joint owners should sign. When signing in a
fiduciary capacity or as a corporate officer,
please give your full title as such)

Dated:                                         , 2005